INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS, INC.

EXHIBIT 32
Certification Of The Chief Executive Officer And
The Chief Financial Officer
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of International Lottery & Totalizator Systems, Inc. (the “Company”) hereby certifies that:
(i)	the Quarterly Report on Form 10-QSB of the Company for the period ended October 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 15, 2005	/s/ M. Mark Michalko
M. Mark Michalko
Chief Executive Officer and Acting Chief Financial Officer

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